UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 11, 2004

ML MACADAMIA ORCHARDS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9145	99-0248088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26-238 Hawaii Belt Road HILO, HAWAII		96720
(Address of Principal Executive Offices)		(Zip Code)

808-969-8057
Registrant’s telephone number, including area code

Item 7.  Exhibits

Exhibit 99.1	Press release “ML Macadamia Orchards, L. P. Reports 1st Quarter 2004 Earnings”

Item 12.  Results of Operations and Financial Condition

On May 11, 2004, ML Macadamia Orchards, L. P. issued the press release attached to this report as Exhibit 99.1 announcing its results for the first quarter.  This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibits

99.1  Press Release “ML Macadamia Orchards, L. P. Reports 1st Quarter 2004 Earnings”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 11, 2004	ML MACADAMIA ORCHARDS, L. P.
(Registrant)

		By	ML Resources, Inc.
Managing General Partner

		By	/s/Dennis J. Simonis
Dennis J. Simonis
President and Chief Operating Officer (and duly Authorized Officer)